Information current as of September 7, 2016 Third Quarter F2016 Financial Results Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expect,” “project,” "forecast," "outlook," “estimate,” “anticipate,” “believe,” “could,” “may,” “will,” “plan to,” “intend,” “should” and similar words or expressions. These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; our access to capital is subject to global economic and capital market conditions; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operating in foreign markets, including achievement of profitable growth in developing markets; impact of fluctuations in foreign currency exchange rates on our financial results; loss of business with key customers; our ability to innovate in order to meet customers' product demands, which may change based on customers' preferences and competitive factors; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; possible interruption, failure or compromise of the information systems we use to operate our business; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; changes in governmental regulation, including more stringent environmental, health and safety regulations; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; unusual weather conditions adversely affecting sales; civil unrest and the outbreak of war and other significant national and international events; risks relating to our merger with Sherwin-Williams including, the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and other factors set forth in the risk factors section of our Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the Securities and Exchange Commission. We caution investors not to place undue reliance on any such forward-looking statements, which speak only as of the date on which such statements were made. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law. Investor Contact: Bill Seymour, VP Finance and Investor Relations william.seymour@valspar.com 612-656-1328 Additional Information: More about Valspar and copies of recent SEC filings can be found at: www.valspar.com September 7, 2016

3Q:F16 Highlights1 Reported diluted EPS of $1.44 (includes pre-tax merger related costs of $5 million) Adjusted diluted EPS increased 18% to $1.57 Total volumes increased 2%, Paints segment volume up 3%, Coatings segment up 1% Net sales declined 1% (includes a negative 2% impact from F/X translation) Reported earnings before interest and taxes (EBIT) increased 3% Adjusted EBIT increased 7% (Adjusted EBIT margin rate up 114 bps) September 7, 2016 1 Fiscal 3Q 2016 highlights include “non-GAAP” financial measures. Please see “Non-GAAP Financial Measures” and the related reconciliations on slides 8, 9 and 10.

Total Company Financial Summary 3Q:F16 as Reported $ million, except for EPS and share count 3Q:F16 3Q:F15 Δ Sales 1,141.9 1,149.1 (7.2) Growth (0.6%) (6.5%) Growth ex-FX +1.5% (1.0%) EBIT1 170.2 165.7 +4.6 Growth +2.8% +5.7% EBIT margin 14.9% 14.4% +50 bps Tax Rate 20.5% 28.1% Avg. shares, diluted, millions 81.19 82.00 (0.81) EPS diluted, per share $1.44 $1.25 +0.19 Growth +15.2% +9.6% Numbers subject to rounding (may not add). Parenthesis indicates a decline. 1 EBIT is defined as reported earnings before interest and taxes. Consolidated Sales comparison 3Q:F16 vs. 3Q:F15 Volume Price/Mix FX Acquis./Divest Total Sales +1% (2%) (2%) +2% (1%) September 7, 2016

Total Company Financial Summary 3Q:F16 as Adjusted (includes non-GAAP measures)1 $ million, except for EPS and share count 3Q:F16 3Q:F15 Δ Sales 1,141.9 1,149.1 (7.2) Growth (0.6%) (6.5%) Growth ex-FX +1.5% (1.0%) Adjusted EBIT 186.0 174.1 +11.9 Growth +6.8% +5.9% Adjusted EBIT margin 16.3% 15.2% +114 bps Tax Rate 21.8% 28.2% Avg. shares, diluted, millions 81.19 82.00 (0.81) Adjusted EPS diluted, per share $1.57 $1.33 +0.24 Growth +18.0% +9.9% Numbers subject to rounding (may not add). Parenthesis indicates a decline. 1 Please see “Non-GAAP Financial Measures” and the related reconciliations on slides 8, 9 and 10. Consolidated Sales comparison 3Q:F16 vs. 3Q:F15 Volume Price/Mix FX Acquis./Divest Total Sales +1% (2%) (2%) +2% (1%) September 7, 2016

Coatings Segment Financial Summary 3Q:F16 (includes non-GAAP measures) $ million 3Q:F16 3Q:F15 Δ Sales 631.0 640.2 (9.2) Growth (1.4%) (6.5%) Growth ex-FX +1.2% - EBIT1 126.3 117.3 +9.0 Adjusted EBIT2 127.1 119.9 +7.2 Growth +6.0% (1.7%) Adjusted EBIT margin 20.1% 18.7% +142 bps Coatings Sales comparison 3Q:F16 vs. 3Q:F15 Vol. Price/ Mix FX Acq. Total Sales - - (3%) +1% (1%) September 7, 2016 Numbers subject to rounding (may not add). Parenthesis indicates a decline. 1 EBIT is defined as reported earnings before interest and taxes. 2 Please see “Non-GAAP Financial Measures” and the related reconciliations on slides 8, 9 and 10.

Paints Segment Financial Summary 3Q:F16 (includes non-GAAP measures) $ million 3Q:F16 3Q:F15 Δ Sales 445.4 443.8 +1.6 Growth +0.4% (7.5%) Growth ex-FX +1.9% (3.5%) EBIT1 58.9 45.9 +13.0 Adjusted EBIT2 67.5 51.7 +15.8 Growth +30.5% +18.3% Adjusted EBIT margin 15.2% 11.7% +350 bps Note: Paints segment includes Auto Refinish business September 7, 2016 Paints Sales comparison 3Q:F16 vs. 3Q:F15 Vol. Price/ Mix FX Acq. Total Sales +1% (3%) (2%) +4% - Numbers subject to rounding (may not add). Parenthesis indicates a decline. 1 EBIT is defined as reported earnings before interest and taxes. 2 Please see “Non-GAAP Financial Measures” and the related reconciliations on slides 8, 9 and 10.

Non-GAAP Financial Measures September 7, 2016 The following information provides reconciliations of the non-GAAP financial measures from operations presented herein to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented herein. The non-GAAP financial measures in these slides may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expenses, net income (GAAP financial measures) and earnings before interest and taxes (EBIT) for the periods presented to adjusted gross profit, adjusted operating expenses, adjusted net income and adjusted EBIT (non-GAAP financial measures) for the periods presented.

Reconciliation of non-GAAP Financial Measures September 7, 2016 $ thousands

Reconciliation of non-GAAP Financial Measures September 7, 2016 $ thousands, except for EPS and share count